UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 28, 2004

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	33-1073076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 28, 2004, Genworth Financial, Inc. released additional selected financial data for the three-month periods ended September 30, 2003 and December 31, 2003. This information will facilitate a comparison to results for the comparable periods in 2004 when they are released. A copy of this financial data is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01(c). Financial Statements and Exhibits.

The following material is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Selected financial data for the three-month periods ended September 30, 2003 and December 31, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

DATE: September 28, 2004	By:	/s/ Richard P. McKenney
Richard P. McKenney
Senior Vice President –
Chief Financial Officer

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Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Selected financial data for the three-month periods ended September 30, 2003 and December 31, 2003.

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